SOFTWARE PUBLISHING CORPORATION

                             1991 STOCK OPTION PLAN
                     (as amended through January 25, 1995)


     1. Purposes of the Plan. The purposes of this Stock Option Plan are:

     o to attract and retain the best available personnel for positions of substantial responsibility,

     o to provide additional incentive to Employees, Consultants and Outside Directors, and

     o  to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan also provides for automatic grants of Nonstatutory Stock Options to Outside Directors.

      2. Definitions.  As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

         (f) "Common Stock" means the Common Stock of the Company.

         (g)  "Company"  means  Software  Publishing  Corporation,   a  Delaware
corporation.

         (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.


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         (i)  "Continuous  Status as an Employee,  Consultant or Director" means that the employment, consulting or Outside Director relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous
Status  as  an  Employee,   Consultant  or  Director  shall  not  be  considered
interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or
(ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

         (j) "Director" means a member of the Board.

         (k)  "Disability"  means total and  permanent  disability as defined in
Section 22(e)(3) of the Code.

         (l) "Employee" means any person, including Officers and Directors, employed for at least twenty (20) hours per week by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing price for such stock as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.



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         (o) "Incentive  Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

         (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s) "Option" means a stock option granted pursuant to the Plan.

         (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

         (v) "Optionee" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

         (w) "Outside Director" means a member of the Board of Directors of the Company who is not an Employee or a Consultant.

         (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (y) "Plan" means this 1991 Stock Option Plan.

         (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

         (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.



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         (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

         (dd) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

         (ee) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is One Million Six Hundred Thousand (1,600,000) Shares of Common Stock. Of such Shares, the maximum aggregate number which may be subject to Options granted to Outside Directors is Eighty-Thousand (80,000) (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Stock Purchase Right, such Shares shall not become available for future grant under the Plan.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

     4. Administration of the Plan.

        (a)  Procedure.

             (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

             (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and


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substitute new members,  fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

             (iii) Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

             (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

             (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

             (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

             (v) to approve forms of agreement for use under the Plan;

             (vi) to determine the terms and conditions,  not inconsistent  with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and


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determining  the  amount  (if any)  of  any  deemed  earnings  on  any  deferred amount during any deferral period);

             (viii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option was granted;

             (ix) to construe and interpret the terms of the Plan;

             (x) to prescribe, amend and rescind rules and regulations relating to the Plan;

             (xi) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan);

             (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

             (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

             (xiv)  to  make  all  other  determinations   deemed  necessary  or
advisable for administering the Plan.

         (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5.   Eligibility.

         (a) Options may be granted to Employees, Consultants and Outside Directors provided that (i) Incentive Stock Options may only be granted to Employees and (ii) Options may only be granted to Outside Directors in accordance with the provisions of Section 5(b) hereof. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Subject to Section 5(b) with respect to Outside Directors, an Employee, Consultant or Outside Director who has been granted an option may, if such Employee, Consultant or Outside Director is otherwise eligible, be granted additional Option(s).

         (b) The provisions set forth in this Section 5(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of


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Options  to  Outside   Directors   under  this  Plan  shall  be  automatic   and
non-discretionary and shall be made strictly in accordance with the following provisions:

             (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of shares to be covered by Options granted to Outside Directors; provided, however, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

             (ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") upon the later to occur of (x) the effective date of this Plan, as determined in accordance with Section 7 hereof, or (y) the date on which a person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy; provided, however, that no such First Option shall be granted to any Outside Director if such Outside Director has been or is automatically granted an Option to purchase 15,000 Shares (a "1987/1989 Plan Option") during the same fiscal year of the Company pursuant to Section 4(a)(ii)(C)(II) of the Company's 1987 Stock Option Plan (the "1987 Option Plan") or Section 4(a)(ii)(B)(II) of the Company's 1989 Stock Plan (the "1989 Stock Plan").

             (iii) After an Outside Director has been granted the First Option or a 1987/1989 Plan Option (as the case may be), such Outside Director shall thereafter be automatically granted an Option to purchase 15,000 Shares (a "Subsequent Option") on the first market day of each fiscal year of the Company occurring after the grant date of such Outside Director's First Option or 1987/1989 Plan Option (as the case may be); provided, however, that if any Outside Director has been or is automatically granted an Option to purchase Shares (a "Subsequent 1987/1989 Plan Option") on an automatic grant date pursuant to Section 4(a)(ii)(C)(III) of the 1987 Option Plan or Section 4(a)(ii)(B)(III) of the 1989 Stock Plan, then on such automatic grant date such Outside Director shall be granted a Subsequent Option hereunder to purchase that number of Shares determined by subtracting the number of Shares covered by the Subsequent 1987/1989 Plan Option from 15,000.

             (iv) Notwithstanding the provisions of subparagraphs (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options to Outside Directors plus Shares previously purchased upon exercise of Options by Outside Directors to exceed the Pool (as defined in Section 3 hereof), then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant to Outside Directors by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant to Outside Directors through action of the stockholders to increase the number of Shares which may be granted to Outside Directors or through cancellation or expiration of Options previously granted to Outside Directors hereunder.



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             (v) The terms of an Option  granted  pursuant to this  Section 5(b)
shall be as follows:

                 (A) the term of the Option shall be seven (7) years;

                 (B) except as provided in Section 10 of this Plan, the Option shall be exercisable only while the Outside Director remains a director;

                 (C) the exercise price per share of Common Stock shall be 100% of the Fair Market Value on the date of grant of the Option;

                 (D) the Option shall become exercisable in installments cumulatively with respect to 1/8 (12.5%) of the Optioned Stock at the end of each six-month period which has expired after the commencement of vesting date of the Option. Such date is determined by the Board and stated in each Optionee's agreement, so that one hundred percent (100%) of the Optioned Stock shall be exercisable four years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to obtaining stockholder approval of the Plan.

     6.  Limitations.

         (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

             (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

         (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.



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



     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9. Option Exercise Price and Consideration.

         (a) Exercise  Price.  The per share exercise price for the Shares to be
issued   pursuant  to  exercise  of  an  Option  shall  be   determined  by  the
Administrator, subject to the following:

             (i) In the case of an Incentive Stock Option

                 (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                 (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

         (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

         (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:


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             (i) cash;

             (ii) check;

             (iii) promissory note;

             (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

             (vi) any combination of the foregoing methods of payment; or

             (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

             An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed exercised when (i) the Company receives written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) the Company receives full payment for the Shares with respect to which the Option is exercised or, in the case of an option exercise pursuant to Section 9(c)(v) above (a "Same Day Sale"), Optionee delivers irrevocable instructions to Optionee's broker to effect a Same Day Sale of the Optioned Stock. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.



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             Exercising  an Option in any manner  shall  decrease  the number of
Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Status as an Employee, Consultant or Director. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Notice of Grant), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate and the Shares covered by the unexercisable and unexercised portions of the Option shall revert to the Plan. Options granted to Outside Directors shall terminate immediately upon cessation of service as a Director, and the Shares covered by the unexercised portion of the Option shall revert to the Plan.

         Notwithstanding the foregoing, if the Administrator determines that an Optionee has been terminated from Optionee's employment or consulting relationship with the Company for Just Cause (as defined below), all unexercised portions of any Option held by such Optionee shall expire as of the date of such termination and such Optionee shall thereafter have no rights under the Plan or any Option granted to him or her thereunder with respect to any unexercised portion of any such Option, whether or not vested. For purposes of this Section 10(b), "Just Cause" means that the termination of the employment or consulting relationship of an Employee or Consultant has taken place as a result of (i) an act or acts of dishonesty taken by such Employee or Consultant and intended to result in substantial gain or personal enrichment of the Employee or Consultant at the expense of the Company, (ii) persistent failure to perform the duties and obligations of such Employee's or Consultant's employment or consulting relationship which are demonstrably willful and deliberate on the Employee's or Consultant's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company, or (iii) the conviction of such Employee or Consultant of a felony.

         (c) Disability of Optionee. Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Director as a result of Optionee's Disability, Optionee may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Notice of Grant), exercise the Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate and the Shares covered by the unexercisable and unexercised portions of the Option still revert to the Plan.

         (d) Death of Optionee. Notwithstanding the provisions of Section 10(b) above, in the event of the death of Optionee:

             (i) during the term of the Option who is at the time of death an Employee, Consultant or Director of the Company and who shall have been in Continuous Status as an Employee, Consultant or Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee, Consultant or Director six (6) months after the date of death; or

             (ii) if an Employee or Consultant, within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         (e) Leave of Absence. In the event a leave of absence of thirty days or fewer is taken by an Optionee, vesting on any Options held by such Optionee will continue as if the Optionee had remained at work with the Company during such period. In the event a leave of absence of more than thirty days is taken by an Optionee, vesting on any Options held by such Optionee shall cease as of the thirty-first day of such leave of absence and shall recommence at the time of such Optionee's return to work at the Company, unless specifically provided otherwise in the Option Agreement or by the Board in its discretion.

         (f) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with the applicable provisions of Rule 16b-3 and the stock option agreements relating to such options shall contain such additional conditions or restrictions as may be required to be contained in such agreements to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         (g) Stock Withholding to Satisfy Withholding Tax Obligation. When a participant incurs tax liability in connection with the exercise of an Option, which tax liability is subject to tax withholding under applicable tax laws, and the participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the participant may satisfy the withholding tax obligation by making an election to have the Company withhold from the shares of Common Stock or other securities of the Company to be issued that number of shares having a fair market value equal to the amount required to be withheld or to tender to the Company at the time of exercise of the Option that number of other shares of Common Stock or other securities of the Company owned by the participant having such fair market value. The fair market value of the Shares so withheld or tendered shall be the closing price of the Common Stock on the NASDAQ National Market System or a stock exchange on the date that the amount of tax to be withheld is to be determined (the "Tax Date"), as reported in the Wall Street Journal. Shares withheld or tendered pursuant to this Section 10(g) shall be retired by the Company and shall not become available for future grant under the Plan.

     All elections by participants to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Company and shall be subject to the following limitations:

         (i) the election must be made on or prior to the applicable Tax Date;

         (ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

         (iii) all elections shall be subject to the consent or disapproval of the Administrator at any time;

         (iv) if the participant is an Officer, Director or other person whose transactions in the Common Stock are subject to Section 16(b) of the Exchange Act (an "Insider"), the election may not be made within six (6) months of the date of grant of the Option; provided, however, that this limitation shall not apply in the event of death or disability of the participant occurring prior to the expiration of the six-month period; and

         (v) if the participant is an Insider,  the election must be made either
(A) six (6) months prior the Tax Date (as determined in accordance with Section 83 of the Code) or (B) in any 10-day period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of the Company's sales and earnings.

     In the event the election to have Shares withheld is made by a participant who is an Insider and the Tax Date is deferred until six (6) months after exercise of the Option because no election is filed under Section 83(b) of the Code, the participant shall receive the full number of Shares with respect to which the Option is exercised, but such participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     11. Stock Purchase Rights.

         (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer), and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

         (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

         (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

         (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     12. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     13. Non-Transferability of Options and Stock Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     14. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

         (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

         (c) Merger or Asset Sale. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         (d) Change of Control. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, either or both or neither of (i) or
(ii) of the acceleration and valuation provisions that follow shall apply, as the Board, in its discretion, shall determine prior to such Change of Control. Neither the Board nor any person shall have any discretion with respect to the application of (iii):

             (i) Any Options and Stock Purchase Rights outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

             (ii) To the extent that they are exercisable and vested, all outstanding Options and Stock Purchase Rights, unless otherwise determined by the Board at or after grant, shall be terminated in exchange for a cash payment at the Change in Control Price, reduced by the exercise price applicable to such Options or Stock Purchase Rights. These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Stock Purchase Right by bequest or inheritance.

             (iii) In the case of Options granted to Outside Directors pursuant to Section 5(b), the provisions of (d)(i) and (d)(ii) of this section shall apply to such Options.

         (e) Definition of "Change in Control". For purposes of this Section 14, a "Change in Control" means the happening of any of the following:

             (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

             (ii)  The  occurrence  of  a  transaction   requiring   stockholder
approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

         (f) Change in Control Price. For purposes of this Section 14, "Change in Control Price" shall be, as determined by the Board, (i) the highest closing sale price of a Share of Common Stock as reported by the NASDAQ National Market System and as appearing in the Wall Street Journal (or, in the event the Common Stock is listed on a stock exchange, the highest closing price as reported in the Wall Street Journal or such other source of composite quotations as the Board deems reliable), at any time within the 60 day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a share of Common Stock.

     15.  Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     16. Conditions Upon Issuance of Shares.

         (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.  Liability of Company.

         (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Stock Purchase shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

     20. Information to Optionees. The Company shall provide each Optionee, while such Optionee has one or more Options or Stock Purchase Rights outstanding, with copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     21. Limitation on Options Granted to Employees. The following limitations shall apply to grants of Options to Employees:

         (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

         (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in Section 21(i) above.

         (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 14 hereof.

         (iv) If an Option is cancelled (other than in connection with a transaction described in Section 14 hereof), the cancelled Option will be counted against the limit set forth in this Section 21. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.